1 AMENDMENT 1 TO THE LICENSE AGREEMENT DATED DECEMBER 19, 2014 This Amendment 1 (this “Amendment”) is made as of December 19, 2016 ("Amendment Effective Date") between Sanofi, a French corporation with a business principal address of 54 rue La Boétie, 75008 Paris, France ("Sanofi") and Neurocrine Biosciences, Inc., a company duly incorporated under the laws of Delaware, with a business principal address of 12780 El Camino Real, San Diego, CA 92130, USA ("Neurocrine"). Sanofi and Neurocrine are sometimes referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the License Agreement (as defined below). RECITALS WHEREAS, Sanofi and Neurocrine are parties to a License Agreement dated December 19, 2014 in relation to CRF1 Antagonists ("License Agreement") pursuant to which Sanofi granted to Neurocrine an exclusive and worldwide license under the Licensed Patents and the Licensed Know-How to Exploit the Compounds and the Products in the Field. WHEREAS, Neurocrine has requested of Sanofi that Neurocrine be provided with certain archived discovery, pre-clinical and clinical raw data and biological samples collected in Listed Studies (as such term is defined hereinafter) in order to examine and use such materials for the purpose of the Development and Commercialization contemplated under the License Agreement. WHEREAS, Sanofi's obligation with respect to the disclosure of the Licensed Know- How under the License Agreement does not expressly include the disclosure of those discovery, pre-clinical and/or clinical raw data or biological samples from Listed Studies, which are either archived at Sanofi's Affiliates’ sites or at the premises of Sanofi's services providers; WHEREAS, Sanofi and Neurocrine desire in this Amendment to state and agree upon the terms and conditions under which Sanofi may provide Neurocrine with and/or grant Neurocrine access to the requested discovery, preclinical and clinical raw data and biological samples; NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows: Section 1. Additional Definitions. The following definitions shall be added to ARTICLE 1 of the License Agreement: 1.93 "Listed Studies" means, with respect to any Sanofi Compound, the discovery and/or preclinical studies and/or Clinical Studies performed and/or sponsored by Sanofi before the Effective Date, as respectively set forth on Exhibit 1 for those archived at Exhibit 10.14 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions. 2 Sanofi's Affiliates' sites and Exhibit 2 for those archived at Sanofi Services Providers’ premises. 1.94 "Request for Review" has the meaning set forth in Section 3.1(a) of this Amendment. 1.95 "Review" means, with respect to the Sanofi Raw Data and Samples, any review to be performed by Neurocrine or its subcontractor in accordance with the Request for Review, on the premises where such Sanofi Raw Data and Samples are archived. 1.96 "Review Costs" has the meaning set forth in Section 3.3(b) of this Amendment. 1.97 "Sanofi Raw Data and Samples" means (i) any discovery, preclinical and/or clinical raw data or source documentation (“Sanofi Raw Data”) and (ii) any corresponding biological samples ("Sanofi Samples"), in each case (i) and (ii) collected or otherwise generated under or in connection with the Listed Studies. 1.98 "Sanofi Services Provider" means any service provider or CRO listed in Exhibit 2 to this Amendment. Section 1.43 of the License Agreement is hereby deleted and replaced with the following: 1.43 “Licensed Know-How” means (a) the Information and Inventions Controlled by Sanofi which are necessary or useful for the Development and Commercialization of Sanofi Products in the Field contained or disclosed in the documents limitedly set forth on Exhibit A, but excluding any Information and Inventions to the extent claimed or covered by published Licensed Patents, and (b) the Sanofi Raw Data and Samples which have been the purpose of a Review. Section 1.59 of the License Agreement is hereby deleted and replaced with the following: 1.59 “Neurocrine Patents” means all of the Patents Controlled by Neurocrine, its Sublicensees or its Affiliates as of the Effective Date or during the Term (except the Licensed Patents) that, absent a license thereunder, would be infringed (or, with respect to patent applications, would be infringed if such patent applications were to issue as patents) by the sale, use or manufacture of a Product in the Field in the Territory by a Person other than Neurocrine. Throughout the Term, Neurocrine shall keep Sanofi informed of the filing and prosecution of any Neurocrine Patent. Section 2. Disclosure of Sanofi Raw Data and Samples. 2.1 Subject to Sections 3.1 and 3.2 hereof, Sanofi shall, as part of a Review, (i) grant Neurocrine (or its subcontractor) access to the Sanofi Raw Data and Samples, (ii) permit Neurocrine (or its subcontractor) to copy the Sanofi Raw Data and use the Sanofi Samples requested by Neurocrine, in each case (i) and (ii) subject to the Sanofi Samples availability and solely in relation to the Listed Studies set forth on Exhibit 1 hereto. 2.2 Subject to the terms and conditions of any applicable agreement between Sanofi (or any Sanofi's Affiliates) and any Sanofi Services Provider, and subject further to 3 Sections 3.1 and 3.3, Sanofi shall use [***] to cause each applicable Sanofi Services Provider listed in Exhibit 2 hereto: (a) to grant Neurocrine (or its subcontractor) access to the Sanofi Raw Data and Samples requested by Neurocrine and permit Neurocrine (or its subcontractor) to copy the Sanofi Raw Data and use the Sanofi Samples but solely as part of a Review and in relation to the Listed Studies set forth opposite each said Sanofi Services Provider, as stated in Exhibit 2 hereto,; (b) to inform Sanofi in writing prior to any contemplated destruction of any Sanofi Raw Data and Samples and wait for Sanofi's instruction in that respect; provided, however, that if as a result of Sanofi's consultation with Neurocrine and the applicable Sanofi Services Provider, Neurocrine requests the applicable Sanofi Services Provider to extend the duration of the retention period beyond its obligations under the applicable agreement, Neurocrine shall solely bear any cost charged by such Sanofi Services Provider in relation to the extension of said retention period; and (c) not to destroy any Sanofi Raw Data and Samples without Sanofi’s prior written consent, which shall be subject to Neurocrine’s prior written consent. 2.3 Although they are not specifically listed in Exhibit A of the License Agreement, any and all Sanofi Raw Data and Samples requested for Review by Neurocrine hereunder shall be considered as Licensed Know-How, and shall as a result thereof be subject to applicable provisions of the License Agreement, including Section 2.1 (license grant to Neurocrine) and ARTICLE 9 (Confidentiality and non-disclosure obligations). 2.4 If Neurocrine identifies or otherwise becomes aware of any specific items of Information and Inventions Controlled by Sanofi or its Affiliates that were generated in the course of conducting activities with a Sanofi Compound or Sanofi Product and that are not included in the Licensed Know-How, Neurocrine may request in writing that Sanofi delivers such items to Neurocrine, and, if Sanofi agrees (in its reasonable discretion) that such items requested by Neurocrine should be considered as Licensed Know-How, such items of Information and Inventions shall be deemed included in the Licensed Know-How, and Sanofi shall use [***] to either promptly provide such items of Information and Inventions to Neurocrine or, if such items of Information and Inventions are stored at Sanofi’s Affiliate’s sites or at the premises of Sanofi’s Third Party service providers, to provide Neurocrine access thereto, in accordance with the terms of this Amendment, as if such items Information and Inventions were Sanofi Raw Data and Samples under this Amendment. Section 3. Conditions of performance of any Review. 3.1. General. Whether the Review is performed at Sanofi's Affiliates’ sites or at Sanofi Services Providers' premises, the following shall apply to Neurocrine or Neurocrine's subcontractor, as applicable: (a) The description and logistics of the Review contemplated by Neurocrine (including the dates, duration, Sanofi Raw Data and Samples targeted, equipment needed, and names of reviewers.) shall be provided by Neurocrine 4 to the applicable Sanofi Affiliate or Sanofi Services Provider before the anticipated date of the Review in the form attached as Exhibit 3 ("Request for Review"). Sanofi shall require each Sanofi Affiliate and Sanofi Services Provider to use [***] to promptly respond to Neurocrine’s Request for Review with respect to the date, duration, equipment and quotation. Upon approval of the Request for Review by Neurocrine and the applicable Sanofi Affiliate or Sanofi Services Provider, a copy of the fully signed Request for Review shall be sent to Sanofi's recipient indicated thereon for Sanofi's records. (b) Should the Review be performed by any of Neurocrine's subcontractors, such subcontracting shall be performed in accordance with Section 3.6 of the License Agreement; (c) The Review shall not imply any transfer of ownership of the Sanofi Raw Data and Samples to Neurocrine (or its subcontractor), nor any full consumption of the Sanofi Samples. (d) Neurocrine shall have the right to copy any Sanofi Raw Data to which it has access during a Review and to retain and use such copies in accordance with the terms of the License Agreement. (e) Neurocrine shall, and shall cause its subcontractor to, comply at all times with any and all health, hygiene and safety rules applicable in the premises where the Review takes place. 3.2 Review performed at Sanofi's Affiliates sites. (a) Neurocrine shall not be allowed to request any Review of Sanofi Raw Data and Samples archived at Sanofi’s Affiliates’ sites after [***]. (b) For the purpose of any Review to be performed by Neurocrine (or its subcontractor) at any Sanofi’s Affiliates site, Neurocrine and the applicable Sanofi’s Affiliate shall, in addition to the information set forth in the Request for Review set forth at Section 3.1(a) above, previously agree upon a quotation detailing the amount and type of assistance necessary for the Review, such quotation to be included in the Request for Review. (c) Any assistance provided by Sanofi or any of Sanofi's Affiliates to Neurocrine for the performance of any Review (other than Sanofi's assistance under Section 2.6.2 of the License Agreement) in accordance with the agreed quotation will be invoiced by the applicable Affiliate of Sanofi to Neurocrine at the Sanofi FTE Rate of U.S. Dollars [***] per FTE-day and will be reimbursed by Neurocrine to the applicable Sanofi's Affiliate,. 3.3 Review performed at Sanofi Services Provider premises. (a) For the purpose of any Review to be performed by Neurocrine (or its subcontractor) at any Sanofi Services Provider premises, Neurocrine and the applicable Sanofi Services Provider shall, in addition to the information set forth in the Request for Review set forth at *Section 3.1(a)* above, agree upon a quotation which shall be included in the Request for Review.

(b) Notwithstanding anything to the contrary in the License Agreement or in this Amendment, any and all actual costs incurred by any Sanofi Services Provider as a result of a Review performed by Neurocrine (or its subcontractor) at such Sanofi Services Provider's premises ("**Review Costs**") shall be solely and ultimately borne by Neurocrine, to the extent such Review Costs have been previously agreed between Neurocrine and the applicable Sanofi Services Provider in the Request for Review. Neurocrine shall in a timely fashion pay directly to the applicable Sanofi Services Provider the agreed Review Costs, as invoiced by the applicable Sanofi Services Provider, unless subject to a good faith dispute of which Neurocrine shall forthwith inform Sanofi.

(c) Neurocrine acknowledges and agrees that Sanofi shall have no financial liability whatsoever with respect to any Review Cost. As a result thereof, and notwithstanding any good faith dispute with respect to any part of the Review Cost between Neurocrine and the applicable Sanofi Services Provider, Sanofi shall have the right to invoice Neurocrine with any Review Costs charged by a Sanofi Services Provider to Sanofi rather than to Neurocrine. Neurocrine shall thereafter be responsible for recovering from the applicable Sanofi Services Provider the Review Costs unduly charged to Sanofi. Said Review Costs invoiced by Sanofi to Neurocrine shall be excluded from any computation of the Tech Transfer Cap with respect to Neurocrine reimbursement obligations under *Section 2.6* of the License Agreement and *Section 3.2(b)* of this Amendment.

(d) Neurocrine shall be liable for any damage caused to the Sanofi Services Providers' premises, equipment or employees by Neurocrine (or its subcontractor) while performing the Review. As a result thereof, in accordance with *Section 11.1* of the License Agreement, Neurocrine shall indemnify Sanofi Indemnitees, and defend and save each of them harmless, from and against any and all Losses in connection with a Third Party Claim from a Sanofi Services Provider to extent arising out of Neurocrine's or its subcontractor's acts or omissions during the conduct of the Review performed by Neurocrine (or its subcontractor), except to the extent resulting from the gross negligence or wilful misconduct of Sanofi Services Provider or its personnel, or Sanofi Services Provider's material breach of Sanofi's (or its Affiliate's) agreement with the Sanofi Services Provider.

Section 4. Supply of Materials.

4.1 Contrary to what is stated in Section 2.6.1 of the License Agreement, Material Inventories have not been supplied in their entirety to Neurocrine within [***] after the Effective Date of the License Agreement without any breach from Sanofi.

As of the Amendment Effective Date, Neurocrine hereby acknowledge that the requested Material Inventories have been shipped by Sanofi in accordance with

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Section 2.6.1 of the License Agreement as amended herein to the addresses and the dates here below listed:

Material Inventories – drug substance

lot number	quantity (kgs)	destination	Other information	Date of delivery
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]			
[***]	[***]			
[***]	[***]			
[***]	[***]	[***]	[***]	[***]
[***]	[***]			
[***]	[***]			
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	
[***]	[***]		[***]	
[***]	[***]		[***]	

Material Inventories – drug products

strengths	quantity (capsules)	destination	Date of delivery
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For the avoidance of doubt, the drug substances and drug product inventories not requested by Neurocrine remain the property of Sanofi which may dispose of them in its sole discretion.

4.2 The last two sentences of Section 2.6.1 of the License Agreement are hereby deleted and replaced by the following:

Following Neurocrine's receipt of the Materials, Neurocrine assumes all liability for damages which may thereafter arise from its use, storage or disposal of such Materials. Sanofi will not be liable to Neurocrine for any loss, claim or demand made by Neurocrine, or made against Neurocrine by any Third Party, due to or arising from the use of such Materials following their receipt by Neurocrine except, to the extent permitted by Applicable Laws, when caused by the negligence or willful misconduct of Sanofi.

4.3 The following sentence shall be added at the end of Section 2.6.1 of the License Agreement:

Sanofi shall manage and bear the shipment costs of the Materials to Neurocrine's designees based in Italy and the United States, provided that (i) Neurocrine shall reimburse Sanofi at cost for the reasonable and documented costs of such

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transportation previously agreed by Neurocrine and (ii) such shipment costs shall not be included in the Tech Transfer Cap.

Section 5. **Additional Amendments**.

5.1 Section 2.6.2 of the License Agreement is hereby deleted and replaced by the following:

2.6.2 Assistance. During the period commencing on the Effective Date and ending on the earlier of (a) [***], and (b) the date on which Neurocrine has received or accessed the Licensed Know-How, Sanofi shall give Neurocrine reasonable access to Sanofi personnel familiar with the Sanofi Compounds and Sanofi Products, including without limitation personnel having knowledge, custody or expertise in connection with the Licensed Know How, Clinical Data, Clinical Studies, formulation development, Regulatory Documentation and Manufacture Process Development thereof, provided however the foregoing assistance shall be reimbursed by Neurocrine at the Sanofi FTE Rate of U.S. Dollars [***] per FTE-day, provided further Sanofi shall in no event be obliged to provide more than [***] in total, unless the Parties otherwise agree in writing.

5.2 Section 5.1.1 of the License Agreement is hereby deleted and replaced by the following:

5.1 [***]

5.3 Section 5.2 of the License Agreement is hereby deleted and replaced by the following:

5.2 [***]

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5.4 The following sentence shall be added at the end of Section 6.2.2 of the License Agreement:

For purposes of this Section 6.2.2, [***].

5.5 The last sentence of Section 6.4.2(a) of the Agreement is hereby deleted and replaced by the following:

For the avoidance of doubt, no payments shall be due to Sanofi under this Section 6.4.2 with respect to any payments made to Neurocrine or its Affiliates in consideration of (A) any issuance of equity or debt securities by Neurocrine or its Affiliates, (B) any research, development, patent, regulatory, supply or other activities relating to such Products that Neurocrine or its Affiliates may perform on behalf of a Sublicensee, or (C) with respect to any Neurocrine Product or other product not a Sanofi Product, provided that if such payments made to Neurocrine or its Affiliates under (A) or (B) exceed the fair market value of such securities or activities, then payments will be due to Sanofi only on that portion of such received payments that exceed such fair market value.

Section 6 **Miscellaneous**.

6.1 Except as specifically amended or detailed in this Amendment, all the terms and provisions of the License Agreement shall remain in full force and effect and as amended by this Amendment shall be read as a single integrated document incorporating the changes set forth in this Amendment.

6.2 This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Amendment is executed by the respective authorized representative of the Parties as of the date first above written.

SANOFI	NEUROCRINE BIOSCIENCES, INC.
By : /s/ Thierry Saugier	By : /s/ Darin Lippoldt
Name : Thierry Saugier	Name : Darin Lippoldt
Title : VP Alliances & Partnership	Title : Chief Legal Officer

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9 EXHIBIT 1 LISTED STUDIES ARCHIVED AT SANOFI'S AFFILIATES’ SITES [***] 10 EXHIBIT 2 LISTED STUDIES ARCHIVED AT SANOFI SERVICES PROVIDERS’ PREMISES [***] 11 EXHIBIT 3 – FORM OF REQUEST FOR REVIEW [***]